May 2023 Investor Presentation Positioned for Sustainable Growth Through the Energy Transition

Notice to Investors Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry; our ability to generate internal growth; economic and market conditions that may impact our customers’ future spending; our customer concentration and reliance on the U.S. exploration and production market; our international operations; the ongoing conflict between Russia and Ukraine; operating hazards present in the oil and natural gas and utilities industries and substantial liability claims, including catastrophic well incidents; our contracts that can be terminated or downsized by our customers without penalty; our product offering and market expansion; our ability to attract, retain, and develop qualified leaders, key employees, and skilled personnel; our expanding services in the utilities sector, which may require unionized labor; the price and availability of raw materials; inflation; capital investments, business acquisitions, and joint ventures; our market competition; technological developments and intellectual property; severe weather, natural disasters, and seasonality; public health crises, epidemics, and pandemics; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; our legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity breaches or business system disruptions; our strategic actions; our divestitures; activist stockholders that may attempt to effect changes at our Company or acquire control over our Company; share repurchases; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. Non-GAAP Financial Measures This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Net Debt, and the Ratio of Net Debt to Capital. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Disclaimers 2

Agenda Introduction End-Market Overview Summary of Key Financial Data 3

4 Introduction

Aligning Portfolio to Maximize Value Creation Through Accelerated Growth in Power Infrastructure Markets Disciplined Strategy Aligned with Long-Term Global Megatrends

Company Overview

Specialty Rental & Services Company Supporting Energy Transition

Newpark Resources, Inc. is a **global company** supporting energy and infrastructure markets. We built a reputation for innovating and adapting to the changing needs of our customers, **delivering sustainable technologies** that enable society to prosper.

- NYSE: NR Stock Symbol
- Headquartered in The Woodlands, TX
- Operating in more than 20 countries worldwide; ~70% of 2022 revenues in North America
- Earnings primarily driven by utilities and industrial end-markets, while exposure to O&G reduced through recent divestitures
- Strong financial profile with modest debt burden and no significant near-term maturities

NEWPARK RESOURCES GLOBAL FOOTPRINT



Diverse End-Market Coverage

Renewable Generation



Transmission & Distribution



Infrastructure Construction



Petrochemical



Midstream



O&G Exploration & Production



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Leader in Energy and Power Infrastructure Solutions

Providing Innovative Product & Service Solutions for Power T&D Infrastructure and O&G Markets

70% OF SEGMENT ADJ. EBITDA (Q1 2023)*	INDUSTRIAL SOLUTIONS Power Infrastructure, O&G, Construction and Renewables	95% OF SEGMENT CAPEX (Q1 2023)

Leading provider of specialty rental and services, **redefining safety & efficiency standards** of the temporary worksite access market

Unique business model includes **integrated manufacturing** of 100% recyclable DURA-BASE composite matting, which offers economic and ESG benefits vs. traditional access products

Longstanding, blue-chip customer relationships across T&D utility owners and infrastructure contractors

Consistent FCF generation, **strong EBITDA** margin, and solid ROI

30% OF SEGMENT ADJ. EBITDA (Q1 2023)*	FLUID SYSTEMS Oil, Natural Gas, and Geothermal	5% OF SEGMENT CAPEX (Q1 2023)

#1 rated** drilling and reservoir fluids solutions provider in overall performance globally

Leading portfolio of sustainable **water-based technologies** delivering outstanding performance and reducing carbon footprint***

Globally positioned in long-term markets with established customers supported by current **O&G global demand tailwinds**

Improved margin and FCF generation profile through recent divestitures and focused **asset-light operating model**

NEWPARK

* Adjusted EBITDA is a non-GAAP financial measure. See earnings release and reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation
** 2022 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research
*** Relative to hydrocarbon-based fluids

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Segment Approach Supports Growth & Shareholder Return

	Net Capital Employed*	TTM ADJ EBITDA**	Market Outlook	Approach
Industrial Solutions	**$224M** 	**$74M**		**Invest & Grow**
Fluids Systems	**$263M** 	**$29M**		**Optimize for Cash Generation**

Inventory
AR, net of AP
Rental fleet
Other long-lived assets, net

Total Utility CAPEX***
T&D and Renewables
8%
~325-345
14
19
21
26
31
YEAR

Inventory
AR, net of AP
Long-lived assets and other, net

Global O&G Demand CAGR***
6%
~3%
14
19
21
26
31
YEAR

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* Net Capital Employed represents segment net assets excluding cash and debt.
** Adjusted EBITDA is a non-GAAP financial measure. See earnings release and reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation
*** Source: FERC; industry interviews; BCG analysis/Bloomberg NEF & S&P Global Market Intelligence, Feb 2021

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79% YoY growth in Adjusted EBITDA* providing strong liquidity 20% YoY TTM revenue growth from power infrastructure and industrial markets Key Opera onal Highlights Aligned with Strategy 9 Disciplined Execu on Delivering Shareholder Value Crea on 20% reduction in balance sheet exposure from more volatile oil & gas markets since 2021 10% of outstanding shares purchased in the past six months through April ‘23 Power and Industrial Revenue (TTM) Fluid Systems Net Capital Employed Adjusted EBITDA* Shares Outstanding * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation.

Well Positioned in Substantial Energy Megatrends 10 Multi-Trillion Dollar Markets Provide Long-Term Opportunities $14T+ Electrification $1T+ Renewables $12T+ Global Oil & Gas Investment in global electrical grid to enable “electrification of everything” Renewable Generation tie- ins and grid hardening driving long-term infrastructure development O&G Investment is projected to meet demand in Sustainable Development Scenario over next 30 years Source: US Energy Information Administration 2021/EEI//International Energy Agency Fuel Report, Jan 2021/Industry Consulting Estimates/Bloomberg NEF & S&P Global Market Intelligence, Feb 2021

Differentiated Model Exploiting Competitive Advantages • Self-funding organic expansion in high-growth, high-returning infrastructure markets • Focused capital light Fluid Systems positioned to generate cash through cycles • Technology, scale, and service drive customer loyalty and productivity • Global presence in diversified end markets with blue-chip customers • Modest leverage provides stability and potential inorganic growth funding • Capable of balancing growth, returns, and FCF to maximize long-term value creation for our shareholders 11 Over 50 Years of Technology & Service Innova on Posi oning Us for Tomorrow’s Opportuni es Balancing growth, returns & FCF for shareholders Investing in higher returning, more stable specialty rentals & servicesCash generation via global, capital-light, returns-focused Fluids portfolio

Transformation Not Reflected in Valuation

Strategic Focus on Growth in More Stable, Higher-Margin Industrial Markets Key to Long-Term Value Creation

	2019	Q1 2023	Change
✓ Expanding EBITDA as we reposition the Company	**$82M** Adjusted EBITDA**	**$84M** Adjusted EBITDA** (Annualized)	**+2%**
✓ Increasing EBITDA generation from more stable utilities and industrial end-markets	**34%** Segment Adj. EBITDA* generated from utilities and industrials	**54%** Segment Adj. EBITDA* generated from utilities and industrials	**+59%**
✓ Reducing capital employed to drive agility in cyclical Fluids Systems segment	**$708M** Net Capital Employed (EOY)	**$518M** Net Capital Employed (EOQ)	**-27%**
✓ Deploying investment capital to higher-returning segments	**53%** % of Capital Expenditures directed to Industrial Solutions	**95%** % of Capital Expenditures directed to Industrial Solutions	**+79%**
✓ Returning value to shareholders through share repurchases	**90M** Shares outstanding (EOY)	**86M** Shares outstanding (EOQ)	**-4%**
✓ Reducing total debt and eliminated equity-linked debt	**$172M ($100M)** Total Principal Outstanding (Equity-Linked)	**$101M ($0)** Total Principal Outstanding (Equity-Linked)	**-41% (-100%)**
Average share price	**$7.46**	**$4.38**	**-41%**

* Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation.

NEWPARK

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13 End-Market Overview

Utilities Infrastructure Megatrend Powering Growth

Significant Long-term Capital Investment in Innovation & Infrastructure Enhanced by Legislation

The **$1.2 trillion Infrastructure Investment and Jobs Act** (IIJA) is investing significantly over next decade, including ~ **$70B for electric grid and hardened energy infrastructure**

$300B federal clean energy tax package over next 10 years from **Inflation Reduction Act (IRA)**

Aging infrastructure, system hardening, grid reliability, and renewable energy projects are key drivers for approximately **$32B** transmission infrastructure **temporary access specialty rental & services** spend

$1.2T+

Infrastructure Investment and Jobs Act (IIJA) is investing significantly over next decade

$140B+

U.S. investor-owned utilities are expected to make about **$140B+ annual capital investments with ~8% CAGR** for clean energy technologies and decarbonization

$32B+

Annual U.S. utility transmission investment with **~10% of spend on temporary access specialty rental & services**

NEWPARK

* Whitehouse.gov/ Brookings.edu, Feb. 1, 2023

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• Strategic investments in technology, scale, and service to drive specialty rental differentiation • Expansion of specialty rental fleet to meet long-term infrastructure build-out • Leverage R&D to launch higher-margin products focused on driving operating efficiency and sustainability • 10%+ CAGR in Revenues from Utilities & Industrial Markets since 2019 • Growing demand, long asset life, and low maintenance costs drive a strong EBITDA margin profile Industrial Solutions Specialty Rental and Services Supporting Infrastructure Megatrends Rental & Service (R&S) Product Sales Q1 ‘23 REVENUE MIX 2019 - Q1 ’23 AVERAGE ADJUSTED EBITDA MARGIN* 33% * Adjusted EBITDA and Adjusted EBITDA Margin is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ADJUSTED EBITDA* $50 $60 $70 $80 2021 2022 TTM Q1 '23 M IL LI O N S 15

Global Demand for Oil and Gas Remains Resilient $12T+ Investment in Oil & Gas projected to meet global demand in Sustainable Development Scenario over next 30 years Access to affordable and reliable energy critical for developing economies Geopolitical instability heightens global focus on energy security during the transition to alternative energy sources 16 Emergence of Alternative Energy Lags Global Demand World’s Energy which comes from fossil fuels today Renewables demand growth requiring new infrastructure construction and related services Total demand results in an increase of global Oil/Liquids/Natural Gas demand calling for efficient, innovative, and sustainable drilling and reservoir solutions 80%+ 70%+ 20%+ Source: US Energy Information Administration 2021/EEI//International Energy Agency Fuel Report, Jan 2021/Jefferies Estimates/Bloomberg NEF & S&P Global Market Intelligence, Feb 2021 OUTLOOK BY 2050

NAM EMEA Other • Global footprint aligned to long-term, strategic markets • Reshaping balance sheet to drive “Capital-Light” model, and reduce return cyclicality • Strong focus on margin expansion through technology, service differentiation, and working capital discipline • FCF generation to support higher-returning growth and return to shareholders $100 $200 $300 $400 2021 2022 Q1 '23 M IL LI O N S Fluids Systems Agile, Capital-Light Technology & Services Capable of Cash Generation Through Cycles Q1 ‘23 REVENUE MIX Q1 ‘23 CASH GENERATION FROM RECENT DIVESTITURES $21M NET CAPITAL EMPLOYED 17

$0 $10 $20 $30 $40 2019 TTM Q1 '23 $0 $4 $8 $12 $16 2019 TTM Q1 '23 INTEREST EXPENSE 6% Average Borrowing Rate on Outstanding Debt • Leveraging asset-based lending to drive reductions in borrowing cost • Primary bank facility matures in May ‘27 Simplifying Business and Driving Efficiency 18 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q4 '19 Q1 '23 M IL LI O N S 20% Reduction in Net Capital Employed from 2019 Levels • Continued reduction in underperforming Fluids Systems NCE, driven by monetization of working capital 27% Reduction in Corporate Office Expense from 2019 Levels M IL LI O N S M IL LI O N S • Streamlining cost structure as business evolves • Additional actions taken in Q2 ‘23 to drive further reduction going forward CORPORATE OFFICE (excl. depreciation)NET CAPITAL EMPLOYED BY SEGMENT

Long-Term Capital Allocation Strategy 19 Disciplined Approach Balances Growth Investments with Return of Capital Maintain Target Leverage Invest in Growth Return Excess Cash to Investors Organic M&A• Target net leverage range of 0.5x–1.5x • Net leverage*: 0.9x • Total liquidity**: $109M • Maintaining sufficient liquidity to support strategic growth • ABL Facility matures 2027 • Q1 ‘23 Free Cash Flow generation of $23M; solid Free Cash Flow expected to continue in Q2 * Net leverage ratio calculated as net debt divided by Q1 2023 annualized Adjusted EBITDA. Net debt calculated as the March 2023 balance sheet value of debt less cash and cash equivalents. ** Reflects ABL Facility availability plus cash and cash equivalents. • Continued organic investment in high returning opportunities • The majority of 2023 CAPEX expected to drive expansion of rental fleet and utilities market penetration • Continually evaluate opportunities to accelerate Industrial strategy • Disciplined execution based on strategic value, size, risk and appropriate economics • Improving equity value key to inorganic strategy & shareholder value • As assets in Fluids Systems are monetized, returning a significant portion of proceeds to shareholders through share repurchase program • From Nov ‘22 to April ‘23, purchased 10% of outstanding shares, reducing outstanding share count to 85M

Sustainability Embedded in Our DNA Environmental Social Governance 20 2022 Sustainability Report Including SASB & TCFD Disclosures Available on Website Shareholder Approval Rate of Executive Compensation * Reflects internal estimates of impact of DURA-BASE® Composite Matting System. Board Independence Independent Board Diversity Safety Drives Everything We Do Committed to Local Personnel Across Our Operations

Why Invest in Newpark Resources? Meaningful growth opportunity tied to the energy transition Global presence in large-scale energy markets Proven technologies with economic and ESG benefits Demonstrated ability to adapt and grow Balancing investment in growth markets with return of capital Capital structure to support growth plans 21 Leading Provider of Sustainable Technologies and Services

22 Summary of Key Financial Data

Business Segment Overview Industrial Solutions Fluids Systems 23 $0 $20 $40 $60 $80 $100 $0 $50 $100 $150 $200 $250 2021 2022 TTM Q1 '23 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Revenues Adjusted EBITDA* ($20) $0 $20 $40 $60 $80 $100 $0 $125 $250 $375 $500 $625 $750 2021 2022** TTM Q1 '23 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Revenues Adjusted EBITDA* Rental & Service (R&S) Product Sales NAM EMEA Q1 ‘23 REVENUES NAM EMEA Other Q1 ‘23 REVENUES * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ** Includes operations of Gulf of Mexico and U.S. Mineral Grinding operations, both of which were exited in Q4 2022. Divested units contributed $83 million of revenues, $5 million of depreciation expense, and a $40 million operating loss in 2022, including $29 million impairment charge. • Delivering double-digit annual revenue growth • Strong Energy Transition market tailwinds • Consistent cash flow and solid ROI • Reshaping portfolio to monetize working capital and improve returns • ~ 85% of asset base comprised of receivables, inventory, and other working capital

Consolidated Statements of Operations (unaudited) 24 (In thousands, except per share data) March 31, 2023 December 31, 2022 March 31, 2022 Revenues 200,030$ 225,159$ 176,438$ Cost of revenues 164,738 186,980 150,988 Selling, general and administrative expenses 25,410 24,648 24,433 Other operating (income) loss, net (261) (3,995) 50 Operating income 10,143 17,526 967 Foreign currency exchange (gain) loss 319 2,332 64 Interest expense, net 2,089 2,321 1,206 Income (loss) before income taxes 7,735 12,873 (303) Provision for income taxes 2,115 3,881 (2,824) Net income 5,620$ 8,992$ 2,521$ Calculation of EPS: Net income - basic and diluted 5,620$ 8,992$ 2,521$ Weighted average common shares outstanding - basic 88,573 92,324 92,118 Dilutive effect of stock options and restricted stock awards 1,997 1,156 1,821 Weighted average common shares outstanding - diluted 90,570 93,480 93,939 Net income per common share - basic: 0.06$ 0.10$ 0.03$ Net income per common share - diluted: 0.06$ 0.10$ 0.03$ Three Months Ended

Operating Segment Results (unaudited) 25 (In thousands) March 31, 2023 December 31, 2022 March 31, 2022 Revenues Fluids Systems 144,174$ 167,705$ 141,014$ Industrial Solutions 55,856 57,454 35,424 Industrial Blending - - - Total revenues 200,030$ 225,159$ 176,438$ Operating income (loss) Fluids Systems 3,466$ 4,828$ 3,374$ Industrial Solutions 14,483 17,751 6,358 Industrial Blending - 2,322 (886) Corporate office (7,806) (7,375) (7,879) Total operating income (loss) 10,143$ 17,526$ 967$ Segment operating margin Fluids Systems 2.4% 2.9% 2.4% Industrial Solutions 25.9% 30.9% 17.9% Industrial Blending NM NM NM Three Months Ended

Impact of 2022 Divestitures (unaudited) 26 (In thousands) March 31, 2023 December 31, 2022 March 31, 2022 Revenues Excalibar -$ 11,922$ 14,346$ Gulf of Mexico - 8,011 2,694 Total revenues -$ 19,933$ 17,040$ Operating income (loss) Excalibar (77)$ 1,127$ 833$ Gulf of Mexico (2,311) (4,023) (2,617) Total operating income (loss) (2,388)$ (2,896)$ (1,784)$ Three Months Ended Summarized operating results (including impairments and other charges) of our Excalibar business and Gulf of Mexico operations, both included in the Fluids Systems segment historical results, are shown in the following tables:

Consolidated Balance Sheets (unaudited) 27 (In thousands, except share data) March 31, 2023 December 31, 2022 ASSETS Cash and cash equivalents 23,618$ 23,182$ Receivables, net 212,694 242,247 Inventories 149,989 149,571 Prepaid expenses and other current assets 9,962 10,966 Total current assets 396,263 425,966 Property, plant and equipment, net 194,626 193,099 Operating lease assets 22,605 23,769 Goodwill 47,174 47,110 Other intangible assets, net 19,471 20,215 Deferred tax assets 2,402 2,275 Other assets 2,330 2,441 Total assets 684,871$ 714,875$ LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt 23,158$ 22,438$ Accounts payable 92,600 93,633 Accrued liabilities 37,763 46,871 Total current liabilities 153,521 162,942 Long-term debt, less current portion 78,041 91,677 Noncurrent operating lease liabilities 18,859 19,816 Deferred tax liabilities 7,692 8,121 Other noncurrent liabilities 9,529 9,291 Total liabilities 267,642 291,847 1,115 1,115 Paid-in capital 643,004 641,266 Accumulated other comprehensive loss (65,187) (67,186) Retained earnings 8,109 2,489 (169,812) (154,656) Total stockholders’ equity 417,229 423,028 Total liabilities and stockholders' equity 684,871$ 714,875$ Common stock, $0.01 par value (200,000,000 shares authorized and 111,456,999 and 111,451,999 shares issued, respectively) Treasury stock, at cost (25,129,909 and 21,751,232 shares, respectively)

Consolidated Statements of Cash Flows (unaudited) 28 (In thousands) 2023 2022 Cash flows from operating activities: Net income 5,620$ 2,521$ Adjustments to reconcile net income to net cash provided by operations: Depreciation and amortization 7,895 10,452 Stock-based compensation expense 1,738 1,468 Provision for deferred income taxes (726) (5,202) Credit loss expense 272 185 Gain on sale of assets (554) (1,606) Amortization of original issue discount and debt issuance costs 138 178 Change in assets and liabilities: Decrease in receivables 27,287 5,795 Increase in inventories (3,870) (14,812) Decrease in other assets 1,098 17 Increase (decrease) in accounts payable (1,233) 11,246 Decrease in accrued liabilities and other (8,221) (7,452) Net cash provided by operating activities 29,444 2,790 Three Months Ended March 31, (In thousands) 2023 2022 Cash flows from investing activities: Capital expenditures (6,972) (7,621) Proceeds from divestitures 7,153 - Proceeds from sale of property, plant and equipment 740 575 Net cash provided by (used in) investing activities 921 (7,046) Cash flows from financing activities: Borrowings on lines of credit 76,447 69,188 Payments on lines of credit (90,212) (65,202) Purchases of treasury stock (15,006) (4) Other financing activities (1,499) (2,711) Net cash provided by (used in) financing activities (30,270) 1,271 Effect of exchange rate changes on cash 375 (376) Net increase (decrease) in cash, cash equivalents, and restricted cash 470 (3,361) Cash, cash equivalents, and restricted cash at beginning of period 25,061 29,489 Cash, cash equivalents, and restricted cash at end of period 25,531$ 26,128$ Three Months Ended March 31,

Non-GAAP Financial Measures (unaudited) 29 Consolidated (In thousands) 2019 2020 2021 2022 2022 2023 2023 Net income (loss) (GAAP) (12,946)$ (80,696)$ (25,526)$ (20,834)$ 2,521$ 5,620$ (17,735)$ Interest expense, net 14,369 10,986 8,805 7,040 1,206 2,089 7,923 Provision (benefit) for income taxes 9,788 (11,883) 7,293 4,371 (2,824) 2,115 9,310 Depreciation and amortization 47,144 45,314 42,225 38,610 10,452 7,895 36,053 EBITDA (non-GAAP) 58,355 (36,279) 32,797 29,187 11,355 17,719 35,551 Impairments and other charges 11,422 14,727 - 37,322 - - 37,322 Gain on divestitures - - - (3,596) - - (3,596) Fourchon, Louisiana hurricane-related costs - - 2,596 - - - - Facility exit costs and other 2,631 (201) 2,399 2,452 - 2,292 4,744 Severance costs 3,814 4,773 1,898 736 367 955 1,324 Inventory write-downs 1,881 10,345 - - - - - Gain on legal settlement - - (1,000) - - - - (Gain) loss on extinguishment of debt - (419) 1,000 - - - - Other 3,955 - (849) - - - - Adjusted EBITDA (non-GAAP) 82,058$ (7,054)$ 38,841$ 66,101$ 11,722$ 20,966$ 75,345$ Three Months Ended The following tables reconcile the Company’s net income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA and Adjusted EBITDA: TTM Q1Twelve Months Ended

Non-GAAP Financial Measures (unaudited)

The following tables reconcile the Company's segment operating income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin:

Fluids Systems	Twelve Months Ended				Three Months Ended		TTM Q1
(In thousands)	2019	2020	2021	2022	2022	2023	2023
Revenues	$ 620,317	$ 354,608	$ 420,789	$ 622,601	$ 141,014	$ 144,174	$ 625,761
Operating income (loss) (GAAP)	$ 3,814	$ (66,403)	$ (19,012)	$ (15,566)	$ 3,374	$ 3,466	$ (15,474)
Depreciation and amortization	21,202	20,555	17,877	13,875	4,057	1,975	11,793
EBITDA (non-GAAP)	25,016	(45,848)	(1,135)	(1,691)	7,431	5,441	(3,681)
Impairments and other charges	11,422	14,727	-	29,417	-	-	29,417
Gain on divestiture	-	-	-	(971)	-	-	(971)
Fourchon, Louisiana hurricane-related costs	-	-	2,596	-	-	-	-
Facility exit costs and other	2,631	(201)	2,399	1,000	-	2,292	3,292
Inventory write-downs	1,881	10,345	-	-	-	-	-
Severance costs	2,264	3,729	1,329	398	152	955	1,202
Other	605	-	(849)	-	-	-	-
Adjusted EBITDA (non-GAAP)	$ 43,819	$ (17,248)	$ 4,340	$ 28,153	$ 7,583	$ 8,688	$ 29,259
Operating Margin (GAAP)	0.6%	-18.7%	-4.5%	-2.5%	2.4%	2.4%	-2.5%
Adjusted EBITDA Margin (non-GAAP)	7.1%	-4.9%	1.0%	4.5%	5.4%	6.0%	4.7%

Industrial Solutions	Twelve Months Ended				Three Months Ended		TTM Q1
(In thousands)	2019	2020	2021	2022	2022	2023	2023
Revenues	$ 199,802	$ 130,469	$ 185,171	$ 192,993	$ 35,424	$ 55,856	$ 213,425
Operating income (GAAP)	$ 47,466	$ 13,030	$ 42,117	$ 43,899	$ 6,358	$ 14,483	$ 52,024
Depreciation and amortization	21,763	20,127	19,304	21,653	5,442	5,257	21,468
EBITDA (non-GAAP)	69,229	33,157	61,421	65,552	11,800	19,740	73,492
Severance costs	434	437	302	214	68	-	146
Gain on legal settlement	-	-	(1,000)	-	-	-	-
Adjusted EBITDA (non-GAAP)	$ 69,663	$ 33,594	$ 60,723	$ 65,766	$ 11,868	$ 19,740	$ 73,638
Operating Margin (GAAP)	23.8%	10.0%	22.7%	22.7%	17.9%	25.9%	24.4%
Adjusted EBITDA Margin (non-GAAP)	34.9%	25.7%	32.8%	34.1%	33.5%	35.3%	34.5%

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Non-GAAP Financial Measures (unaudited) 31 Consolidated (In thousands) 2019 2020 2021 2022 2022 2023 Net cash provided by (used in) operating activities (GAAP) 72,286$ 55,791$ (3,013)$ (25,021)$ 2,790$ 29,444$ Capital expenditures (44,806) (15,794) (21,793) (28,273) (7,621) (6,972) Proceeds from sale of property, plant and equipment 13,734 12,399 15,999 3,217 575 740 Free Cash Flow (non-GAAP) 41,214$ 52,396$ (8,807)$ (50,077)$ (4,256)$ 23,212$ Three Months Ended March 31, The following table reconciles the Company’s net cash provided by (used in) operating activities calculated in accordance with GAAP to the non-GAAP financial measure of free cash flow: Twelve Months Ended

Non-GAAP Financial Measures (unaudited) 32 Consolidated (In thousands) 2018 2019 2020 2021 2022 2023 Current debt 2,522$ 6,335$ 67,472$ 19,210$ 22,438$ 23,158$ Long-term debt, less current portion 159,225 153,538 19,690 95,593 91,677 78,041 Total Debt 161,747 159,873 87,162 114,803 114,115 101,199 Total stockholders' equity 569,681 548,645 488,032 462,386 423,028 417,229 Total Capital 731,428$ 708,518$ 575,194$ 577,189$ 537,143$ 518,428$ Ratio of Total Debt to Capital 22.1% 22.6% 15.2% 19.9% 21.2% 19.5% Total Debt 161,747$ 159,873$ 87,162$ 114,803$ 114,115$ 101,199$ Less: cash and cash equivalents (56,118) (48,672) (24,197) (24,088) (23,182) (23,618) Net Debt 105,629 111,201 62,965 90,715 90,933 77,581 Total stockholders' equity 569,681 548,645 488,032 462,386 423,028 417,229 Total Capital, Net of Cash 675,310$ 659,846$ 550,997$ 553,101$ 513,961$ 494,810$ Ratio of Net Debt to Capital 15.6% 16.9% 11.4% 16.4% 17.7% 15.7% March 31 The following table reconciles the Company’s ratio of total debt to capital calculated in accordance with GAAP to the non-GAAP financial measure of ratio of net debt to capital: December 31,